ADVANCED SERIES TRUST

AST Small-Cap Value Portfolio

Supplement dated July 1, 2015 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with your currently effective Summary Prospectus (the Summary Prospectus) for the Advanced Series Trust AST Small-Cap Value Portfolio (the Trust, and the series thereof, the Portfolios) and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

The Board recently approved the termination of the current subadvisory agreement with ClearBridge Investments, LLC (ClearBridge) for the AST Small-Cap Value Portfolio (the Small-Cap Value Portfolio). LMCG Investments, LLC (LMCG ) and J.P. Morgan Investment Management, Inc. (J.P. Morgan) are the other current subadvisers to the Small-Cap Value Portfolio. As a result of this termination, LMCG and J.P. Morgan will continue as the subadvisers for the Small-Cap Value Portfolio. This change is expected to become effective on or about July 13, 2015.

Effective on or about July 13, 2015, all references in the Summary Prospectus related to ClearBridge with respect to the AST Small-Cap Value Portfolio are hereby deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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